1Q 2023 EARNINGS PRESENTATION MAY 15, 2023 Nasdaq: LNZA A Carbon Recycling Company ©2023 LanzaTech Inc. All rights reserved.

Forward Looking Statements These slides and any accompanying oral presentation contain forward-looking statements. All statements, other than statements of historical fact, included in these slides and any accompanying oral presentation are forward-looking statements reflecting management’s current beliefs and expectations. In some cases, you can identify forward-looking statements by terminology such as “will,” “anticipate,” “expect,” “believe,” “intend” and “should” or the negative of these terms or other comparable terminology. Forward-looking statements in these slides and any accompanying oral presentation include, but are not limited to, statements about estimates and forecasts of other financial and performance metrics and projections of market opportunity, expectations and timing related to the rollout of our business and timing of deployments, customer growth and other business milestones. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of our management and are not predictions of actual performance. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-Q filed with the Securities and Exchange Commission and subsequent annual reports, quarterly reports and other filings made with the Securities and Exchange Commission from time to time. Any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. This presentation includes data obtained from third-party studies and internal company surveys prepared for other purposes. The company has not independently verified the data obtained from these sources. Forward- looking information obtained from these sources is subject to the same qualification and the additional uncertainties regarding the other forward-looking statements in this presentation. This presentation contains trademarks, service marks, trade names, and copyrights of ours and of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade name or products in this presentation is not intended to, and does not imply, a relationship with us, or an endorsement or sponsorship by or of LanzaTech. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear with the TM or SM symbols, but such references are not intended to indicate, in any way, that LanzaTech will not assert, to the fullest extent permitted under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Financial Information; Non-GAAP Financial Measures To supplement our financial statements presented in accordance with US GAAP and to provide investors with additional information regarding our financial results, we have presented adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not based on any standardized methodology prescribed by US GAAP and is not necessarily comparable to similarly titled measures presented by other companies. We define adjusted EBITDA as our net loss, excluding the impact of depreciation and amortization, interest income (expense), income tax benefit (expense), gain on extinguishment of debt, stock-based compensation, change in fair value of warrant liability, change in fair value of SAFE liabilities, change in fair value of Forward Purchase Agreement derivative, transaction costs on issuance of Forward Purchase Agreement derivative, issuance of equity classified warrants, and loss/(gain) from equity method investees. We monitor and have presented in this prospectus adjusted EBITDA because it is a key measure used by our management and the Board to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. We believe adjusted EBITDA helps identify underlying trends in our business that could otherwise be masked by the effect of certain expenses that we include in net loss. Accordingly, we believe adjusted EBITDA provides useful information to investors, analysts, and others in understanding and evaluating our operating results and enhancing the overall understanding of our past performance and future prospects. Adjusted EBITDA is not prepared in accordance with US GAAP and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with US GAAP. There are a number of limitations related to the use of adjusted EBITDA rather than net loss, which is the most directly comparable financial measure calculated and presented in accordance with US GAAP. For example, adjusted EBITDA: (i) excludes stock-based compensation expense because it is a significant non-cash expense that is not directly related to our operating performance; (ii) excludes depreciation expense and, although this is a non-cash expense, the assets being depreciated and amortized may have to be replaced in the future; and (iii) does not reflect the cash requirements necessary to service interest on our debt, which affects the cash available to us; (iv) gain or losses on equity method investee; and (v) certain income or expense items that do not provide a comparable measure of our business performance. In addition, the expenses and other items that we exclude in our calculations of adjusted EBITDA may differ from the expenses and other items, if any, that other companies may exclude from adjusted EBITDA when they report their operating results. In addition, other companies may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. The Company does not provide a reconciliation of forward-looking non-GAAP financial measures to the most comparable U.S. GAAP financial measures on a forward-looking basis because the Company is unable to predict with reasonable certainty the ultimate outcome of pending litigation, unusual gains and losses, foreign currency exchange gains or losses and potential future asset impairments, as well as discrete taxable events, without unreasonable effort. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP results for the guidance period. DISCLAIMER 2

3 Biorefining: CCT Plants AGENDA / TABLE OF CONTENTS Presenters • Introduction and recap Jennifer Holmgren, CEO • 2023 execution priorities Jennifer Holmgren, CEO • Overview of 1Q 2023 financial results Geoff Trukenbrod, CFO • Appendix: Additional financial information

The processes that underlie human civilization are making our planet uninhabitable LanzaTech has commercialized a decarbonization solution that unites biology with engineering to enable a circular economy Image credit: Pacific Ring of Fire 2004 Expedition. NOAA Office of Ocean Exploration; Dr. Bob Embley, NOAA PMEL, Chief Scientist. 4 OUR “CLIMATE TIME BOMB IS TICKING” – Antonio Guterres, U.N. Secretary-General March 2023

CARBON IS EVERYWHERE 5

THE WORLD HAS ENOUGH CARBON ABOVE GROUND TO MAKE EVERYTHING WE NEED WE SEE VALUE WHERE OTHERS SEE WASTE 6

INTRODUCTION & RECAP

LANZATECH AT A GLANCE… 8 Biorefining: CCT Plants Carbon recycling company with proven technology, currently deployed at 3 commercial- scale facilities Highly scalable technology protected by over 1,300 patents deployed across diverse feedstocks to profitably abate carbon for our customers 18 years of operations with robust, executable project pipeline to fuel future growth Capital-light business model focused on technology licensing and valorizing waste carbon Current Pipeline of Projects in Operation, Construction, and Advanced Engineering Across the Globe High Growth Company Focused on Scaling and Deploying Industrial Scale Decarbonization Technology Pipeline Footprint Feedstocks Represented

CREATING VALUE FROM WASTE: COMMERCIALLY PROVEN AT SCALE 9 STRONG REVENUE GROWTH Y/Y: 2020-2023E $ millions $18.4 $25.5 $37.3 $0 $40 $80 $120 2020 2021 2022 2023E 1.4x 1.5x 2.7x $120 $80 2023E Revenue Guidance1 ▪ 18 years of continuous scaling and de-risking ▪ 3 licensed commercial facilities operating; 3 additional expected to start in 2023 ▪ Global footprint, diverse feedstocks ▪ Demonstrated revenue growth year-over-year 1 2.7x represents the revenue multiple at the midpoint of the 2023E revenue guidance range. 2023E revenue guidance provided on March 29, 2023 Guiding to $80 - $120M of revenue in 2023

STRONG LEADERSHIP TEAM FOCUSED ON TECHNOLOGY DEPLOYMENT



Dr. Steven Stanley
Chief Commercial Officer

Leads LanzaTech's commercial team focused on globally licensing our technology to customers

+30 years as a leader in the global petrochemicals industry, scaling and licensing technologies, most recently President of Univation Technologies a Dow/Exxon Chemical JV



Aura Cuellar
EVP Growth & Strategic Projects

Leads LanzaTech's strategic capital deployment via Brookfield partnership

Former VP of Energy Transition and Head of Capital Projects & Turnarounds at Shell US. Demonstrated record of running and implementing large-scale capital projects

Dynamic Leaders Driving Revenue Growth and Global, Asset Light Project Deployment

LanzaTech

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BROOKFIELD PARTNERSHIP ACCELERATES PROJECT DEPLOYMENT

- Brookfield partnership **unlocks sophisticated infrastructure capital** to invest in projects and **further validates the LanzaTech technology platform**
- Structured framework agreement enables **capital-light project development solution** and **accelerates global project deployment**

Brookfield

Brookfield Partnership Catalyzes LanzaTech Co-Development Strategy

$500M

Up to $500M to invest in Biorefining CCT projects meeting pre-agreed milestones; Additional $500M investment possible

Drives Revenue

LanzaTech receives its customary one-time and recurring project-related revenue; LanzaTech participates in project economic upside

Broad Scope

Global focus enables broad deployment of Biorefining CCT technology

50% Offtake

LanzaTech eligible to take up to 50% of the offtake to place into CarbonSmart™

LanzaTech

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12 BUSINESS COMBINATION OVERVIEW ▪ Business combination closed February 8, 2023 ▪ Merged entity: LanzaTech Global, Inc. ▪ Capital raised expected to fully fund the business ▪ Strong investor group, combination of new and existing investment partners $0 $50 $100 $150 $200 $250 $30 $50 $155 $7 $242 Progression of Gross Proceeds Raised² $ millions ArcelorMittal SAFE (Dec. 2021), converted to PIPE Brookfield SAFE (Oct. 2022) PIPE Investment (Feb. 2023) Cash in Trust (Feb. 2023) TOTAL (Feb. 2023) Strong Partners Through the Business Combination ▪ $242 million of gross proceeds raised through the transaction: ▪ $185 million in PIPE investment ▪ $50 million from Brookfield investment ▪ $7 million from cash in SPAC trust¹ ▪ Forward Purchase Agreement in place at closing to provide potential for additional liquidity Business Combination Highlights 1, 2 Gross proceeds from cash in SPAC trust does not include any amount from the Forward Purchase Agreement

13 RECENT CARBONSMART™ PRODUCT ROLLOUTS

14 COMPANY RECAP & SIGNIFICANT RECENT MILESTONES ▪ $37.3 million in revenue in 2022, a 1.5X increase over 2021 ▪ Completed business combination in February 2023, raising $242 million in gross proceeds throughout the transaction ▪ 3 licensed commercial facilities operating; 3 additional expected to start in 2023 ▪ Global footprint with operations on multiple feedstocks; Executable pipeline of attractive projects to drive growth ▪ Committed partnership with Brookfield provides up to $500 million of capital to invest in projects ▪ Continuous innovation through R&D, demonstrating and commercializing new microbes to directly produce high-value chemicals from the LanzaTech process Recent Notable Announcements & Milestones

2023 EXECUTION PRIORITIES

2023 EXECUTION PRIORITIES

1 **SAFETY FIRST**
Zero lost time injuries

2 **ADJUSTED EBITDA**
Reduce 2023 Adjusted EBITDA loss y/y by 10-20%: 2023E Adjusted EBITDA guidance of $(55M)-$(65M)
Pathway to Adjusted EBITDA positive by the end of 2024

3 **GLOBAL PRODUCTION**
Grow total installed nameplate capacity by ~100% to enable >300 KTA of waste-based ethanol
Commercial operations across multiple feedstocks & geographies including China, Europe, and India

4 **COMMERCIAL GROWTH**
Meet revenue guidance of $80M-$120M
Continued pipeline development to support >2x topline growth for 2024

5 **PROCESS COMPETITIVENESS**
Ongoing optimization of profit/ton of CO_2 abatement
Demonstrate 1+ non-ethanol microbe at scale

LanzaTech

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OVERVIEW OF 1Q 2023 FINANCIAL RESULTS

OVERVIEW OF 1Q 2023 FINANCIAL RESULTS 18 Summary Financial Results¹ Commentary Revenue: ▪ Revenue up 23% YoY in 1Q 2023, primarily from sales of engineering services from existing customers indicating progression of projects through the pipeline Gross Profit: ▪ Gross margin of 19% in 1Q 2023. YoY decline due to shift in sales mix. Net Loss ▪ Net Loss of $(63.3) million driven by higher operating costs and other non-cash expenses primarily related to the Business Combination Cash ▪ Total cash and investments of $194.9 million in 1Q 2023. Three Months Ended March 31st Change (in millions) 2023 2022 2023 vs. 2022 Total Revenue $9.6 $7.9 $1.8 Cost of Revenues $(7.9) $(5.8) $(1.9) SG&A $(16.8) $(5.1) $(11.8) Net Loss $(63.3) $(16.8) $(46.5) Adjusted EBITDA $(27.6) $(14.8) $(12.8) March 2023 December 2022 Change Total Cash and Investments $194.9 $83.7 $62.1 1Q 2023 Disaggregated Revenue² ▪ Biorefining: CCT Plants revenue increased 31% YoY to $6.4 million driven by increases in engineering and other services revenue ▪ Joint Development & Contract Research revenue grew $1 million YoY to $3.3 million, driven by new Joint Development Agreement ▪ Zero CarbonSmart™ revenue in 1Q 2023 as anticipated. Focus on supply aggregation and placement in the remaining quarters of 2023 $2.3 $3.3 $0.7 $4.8 $6.4 $0 $2 $4 $6 $8 $10 1Q 2022 1Q 2023 $7.9 $9.6 $ millions Biorefining: CCT Plants CarbonSmart™ Joint Development & Contract Research 1 ,2 Numbers may not add up due to rounding

STRONG PIPELINE THAT POSITIONS THE COMPANY FOR CONTINUED GROWTH AND SCALE THROUGH 2023

ACTIVE CUSTOMER BIOREFINING PROJECT PIPELINE[1]


60+
Active Engagements with Positive Technoeconomic Results
20+
Early-Stage Engineering
8
Advanced Engineering
4
Construction
5
Operating[2]

From TEA to Construction Completion: ~24-36 months

Reiterating 2023 Guidance:

- Revenue: $80 - $120 million
- Adjusted EBITDA: $(65) - $(55) million

Robust Pipeline Expected to Drive Quarter-on-Quarter Growth in 2023

- Expect 3 commercial plant start ups in 2023:

Partner	Location	Feedstock	Production Capacity (TPA Ethanol)
IndianOil	India	Refinery Off-Gas	33,500
ArcelorMittal	Belgium	Steel Mill Off-Gas	64,000
Shougang Steel	China	Ferroalloy Off-Gas	60,000

- Expect LanzaJet Freedom Pines Fuels facility to finalize construction in 2023
- Select projects moving from Advanced Engineering and into Construction during 2023, triggering equipment sales
- Expect CarbonSmart ethanol volumes to increase, driving revenue increases for the remainder of 2023
- Earlier stage projects advancing through the pipeline set the stage for 2024 growth

[1]Biorefining project pipeline as of April 15, 2023; [2]Suncor ERA and Sekisui 1/10th are demonstration-scale plants.

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APPENDIX: ADDITIONAL FINANCIAL INFORMATION Nasdaq: LNZA

21 RESULTS OF OPERATIONS – THREE MONTHS ENDED MARCH 31, 2023 Three Months Ended March 31, Change 2023 2022 2023 vs. 2022 (In thousands, except for per share amounts) Total revenue 9,646 7,857 1,789 23 % Cost of revenues (7,790) (5,829) (1,961) 34 % Gross Profit $ 1,856 $ 2,028 $ (172) (8) % Operating expenses: Research and development (16,286) (12,361) (3,925) 32 % Depreciation expense (1,257) (1,059) (198) 19 % Selling, general and administrative expense (16,835) (5,078) (11,757) 232 % Total operating expenses $ (34,378) $ (18,498) $ (15,880) 86 % Loss from operations (32,522) (16,470) (16,052) 97 % Total other expense, net (30,182) (26) (30,156) 115,985 % Loss before income taxes $ (62,704) $ (16,496) $ (46,208) 280 % Income tax benefit — — — N/M Loss from equity method investees, net (608) (282) (326) 116 % Net loss $ (63,312) $ (16,778) $ (46,534) 277 % Other comprehensive loss: Foreign currency translation adjustments (49) (28) (21) 75 % Comprehensive loss $ (63,361) $ (16,806) $ (46,555) 277 % Net loss per share - basic and diluted (0.58) (2.85) Weighted-average number of common shares outstanding - basic and diluted 116,530,963 9,219,499

22 RECONCILATION OF NET LOSS TO ADJUSTED EBITDA (1) Stock-based compensation expense represents expense related to equity compensation plans Three Months Ended March 31, (In thousands) 2023 2022 Net Loss $ (63,312) $ (16,778) Depreciation 1,257 1,059 Interest income (214) — Stock-based compensation expense and change in fair value of SAFE and warrant liabilities (1) (22,578) 678 Change in fair value of the prepaid forward contract derivative and Fixed Maturity Consideration 51,109 — Transaction costs on issuance of Forward Purchase Agreement 451 — Issuance of equity classified warrants 5,104 — Loss from equity method investees, net 608 282 Adjusted EBITDA $ (27,575) $ (14,759)